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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 31, 1999



                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



     Delaware                           0-20199                 43-1420563
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 (State or other jurisdiction of   (Commission File No.)     (I.R.S. Employer
        incorporation)                                       Identification No.



13900 Riverport Drive, Maryland Heights, Missouri                  63043
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:       (314) 770-1666
                                                          ----------------------





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          (Former name or former address, if changed since last report)




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Item 5.           Other Events

         On August 31, 1999, Express Scripts, Inc., and yourPharmacy.com, Inc. ("YPC"), a wholly owned subsidiary of Express Scripts, entered into an Asset Contribution and Reorganization Agreement (the "Contribution Agreement") with PlanetRx.com, Inc. ("PlanetRx"), PRX Holdings, Inc. ("Holdings"), and PRX Acquisition Corp. ("Acquisition Sub"). Pursuant to the Contribution Agreement, YPC will contribute certain operating assets constituting its e-commerce business in prescription and non-prescription drugs and health and beauty aids to Holdings in exchange for 19.9% of the post-initial public offering common equity of Holdings (the "IPO"). Simultaneously, Acquisition Sub will merge into PlanetRx and PlanetRx shareholders will receive stock in Holdings, which will change its name to "PlanetRx.com Inc." As a result of the transactions, YPC will be a 19.9% shareholder in the new PlanetRx (formerly Holdings), which will conduct business as an internet pharmacy. PlanetRx has filed a registration statement on Form S-1 (No. 333-82485) relating to its initial public offering of common stock. A copy of the Contribution Agreement is filed with this 8-K as
Exhibit 2.1.

         Also on August 31, 1999, Express Scripts entered into an Agreement with PlanetRx pursuant to which Express Scripts designates PlanetRx as Express Scripts' exclusive internet pharmacy for a term of five years, with a right to participate in the Express Scripts pharmacy network for ten years. The agreement also provides for various co-operative marketing activities by Express Scripts and PlanetRx. Pursuant to this agreement, Holdings will make certain payments to Express Scripts annually over the term of the agreement.

         Consummation of the transactions described in the agreements is subject to various conditions set forth in said agreements, including consummation of the IPO and appropriate regulatory approvals.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (c) The following exhibits are filed as part of this report on Form 8-K:

         Exhibit 2.1. Asset Contribution and Reorganization Agreement among Express Scripts, Inc., yourPharmacy.com, Inc., PlanetRx.com, Inc., PRX Holdings, Inc., and PRX Acquisition Corp. dated as of August 31, 1999, and related Exhibits and Schedules.

         Exhibit 99.1. Press release, dated August 31, 1999, by Express Scripts, Inc.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EXPRESS SCRIPTS, INC.



Date:    August 31, 1999                By:/s/ Barrett A. Toan
                                           ---------------------------------
                                           Barrett A. Toan
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX




Exhibit No.      Description
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       2.1       Asset Contribution and Reorganization Agreement among Express
                 Scripts, Inc., yourPharmacy.com, Inc., PlanetRx.com, Inc.,
                 PRX Holdings, Inc., and PRX Acquisition Corp. dated as of
                 August 31, 1999, and related Exhibits and Schedules.

      99.1       Press release, dated August 31, 1999, by Express Scripts, Inc.